EXHIBIT 21
TENNECO INC.

Company Name	Ownership Type(a)	Primary Jurisdiction
A.E. Group Machines Limited	Indirect	United Kingdom
AE International Limited	Indirect	United Kingdom
Anqing TP Goetze Liner Co., Ltd.	Indirect	China
Anqing TP Goetze Piston Ring Co., Ltd.	Indirect	China
Anqing TP Powder Metallurgy Co. Ltd.	Indirect	China
Armstrong Properties (Pty.) Ltd.	Indirect	South Africa
Ateliers Juliette Adam SAS	Indirect	France
Autopartes Walker, S. de R.L. de C.V.	Indirect	Mexico
Beck Arnley Holdings LLC	Indirect	Delaware
Carter Automotive Company LLC	Indirect	Delaware
CATAI s.r.l.	Indirect	Italy
CED’S Inc.	Indirect	Illinois
Clevite Industries Inc.	Indirect	Delaware
Componentes Venezolanos de Direccion, S.A.	Indirect	Venezuela
Cooperatief Federal-Mogul Dutch Investments B.A.	Direct	Netherlands
Coventry Assurance Ltd.	Direct	Bermuda
Dongsuh Federal-Mogul Co., Ltd.	Indirect	South Korea
DRiV (Brazil) Holdings BV	Indirect	Netherlands
DRiV (Netherlands) Holding B.V.	Indirect	Netherlands
DRiV Automotive Inc.	Indirect	Delaware
DRiV de México, S. de R.L. de C.V.	Indirect	Mexico
DRiV Germany GmbH	Indirect	Germany
DRiV Incorporated	Direct	Delaware
DRiV IP LLC	Indirect	Delaware
DRiV Japan Ltd.	Indirect	Japan
DRiV Korea Limited	Indirect	South Korea
Farloc Argentina S.A.I.C. y F.	Indirect	Argentina
FDML Holdings Limited	Indirect	United Kingdom
Federal Mogul (Thailand) Ltd.	Indirect	Thailand
Federal Mogul Aftermarket Egypt Ltd.	Indirect	Egypt
Federal Mogul Argentina S.A.	Indirect	Argentina
Federal Mogul Dis Ticaret Anonim Sirketi	Indirect	Turkey
Federal Mogul Hungary Kft.	Indirect	Hungary
Federal Mogul Powertrain Otomotiv Anonim Sirketi	Indirect	Turkey
Federal Mogul SAS	Indirect	France
Federal Mogul Services Sarl	Indirect	France
Federal Mogul Systems Protection SAS	Indirect	France
Federal-Mogul (Anqing) Powder Metallurgy Co., Ltd.	Indirect	China
Federal-Mogul (Changshu) Automotive Parts Co., Ltd.	Indirect	China
Federal-Mogul (China) Co., Ltd.	Indirect	China

Company Name	Ownership Type(a)	Primary Jurisdiction
Federal-Mogul (Chongqing) Friction Materials Co., Ltd.	Indirect	China
Federal-Mogul (Dalian) Co., Ltd.	Indirect	China
Federal-Mogul (Langfang) Automotive Components Co., Ltd.	Indirect	China
Federal-Mogul (Proprietary) Limited	Indirect	South Africa
Federal-Mogul (Shanghai) Automotive Parts Co., Ltd.	Indirect	China
Federal-Mogul (T&N) Hong Kong Limited	Indirect	Hong Kong
Federal-Mogul (Tianjin) Surface Treatment Co., Ltd.	Indirect	China
Federal-Mogul (Vietnam) Ltd.	Indirect	Vietnam
Federal-Mogul Aftermarket Espana, S.A.	Indirect	Spain
Federal-Mogul Aftermarket France SAS	Indirect	France
Federal-Mogul Aftermarket GmbH	Indirect	Germany
Federal-Mogul Aftermarket Southern Africa (Pty) Limited	Indirect	South Africa
Federal-Mogul Aftermarket UK Limited	Indirect	United Kingdom
Federal-Mogul Anand Bearings India Limited	Direct	India
Federal-Mogul Anand Sealings India Limited	Indirect	India
Federal-Mogul Asia Investments Holding Korea, Ltd.	Indirect	South Korea
Federal-Mogul Asia Investments Limited	Indirect	United Kingdom
Federal-Mogul Automotive Pty Ltd	Indirect	Australia
Federal-Mogul Betriebsgrundstucke Burscheid GmbH	Indirect	Germany
Federal-Mogul Bimet Spolka Akcyjna	Indirect	Poland
Federal-Mogul Bradford Limited	Indirect	United Kingdom
Federal-Mogul Bremsbelag GmbH	Indirect	Germany
Federal-Mogul Burscheid Beteiligungs GmbH	Indirect	Germany
Federal-Mogul Burscheid GmbH	Indirect	Germany
Federal-Mogul Canada Limited	Indirect	Canada
Federal-Mogul Chassis LLC	Indirect	Delaware
Federal-Mogul Componentes de Motores Ltda.	Indirect	Brazil
Federal-Mogul Controlled Power Limited	Indirect	United Kingdom
Federal-Mogul Coventry Limited	Indirect	United Kingdom
Federal-Mogul de Costa Rica, S.A.	Indirect	Costa Rica
Federal-Mogul de Guatemala, Sociedad Anonima	Direct	Guatemala
Federal-Mogul de Matamoros, S. de R.L. de C.V.	Indirect	Mexico
Federal-Mogul de Mexico, S. de R.L. de C.V.	Indirect	Mexico
Federal-Mogul de Venezuela, C.A.	Indirect	Venezuela
Federal-Mogul Deva (Qingdao) Automotive Parts Co., Ltd.	Indirect	China
Federal-Mogul Deva GmbH	Indirect	Germany
Federal-Mogul Dimitrovgrad LLC	Indirect	Russia
Federal-Mogul Dong Feng (Shiyan) Engine Components Co., Ltd.	Indirect	China
Federal-Mogul Dongsuh (Qingdao) Pistons Co., Ltd.	Indirect	China
Federal-Mogul EMEA Distribution Services B.V.B.A	Indirect	Belgium
Federal-Mogul Employee Trust Administration Limited	Indirect	United Kingdom
Federal-Mogul Engineering Limited	Indirect	United Kingdom
Federal-Mogul FIL-S43, S. de R.L. de C.V.	Indirect	Mexico

Company Name	Ownership Type(a)	Primary Jurisdiction
Federal-Mogul Finance 1, LLC	Indirect	Delaware
Federal-Mogul Finance 2, LLC	Indirect	Delaware
Federal-Mogul Financial Services Poland Sp.z.o.o.	Indirect	Poland
Federal-Mogul Financial Services S.A.S.	Indirect	France
Federal-Mogul Financing Corporation	Direct	Delaware
Federal-Mogul Friction Products a.s.	Indirect	Czech Republic
Federal-Mogul Friction Products Barcelona, S.L.	Indirect	Spain
Federal-Mogul Friction Products Co., Ltd.	Indirect	China
Federal-Mogul Friction Products GmbH	Indirect	Germany
Federal-Mogul Friction Products International GmbH	Indirect	Germany
Federal-Mogul Friction Products Limited	Indirect	United Kingdom
Federal-Mogul Friction Products Ploiesti SRL	Indirect	Romania
Federal-Mogul Friction Products, S.A.	Indirect	Spain
Federal-Mogul Friction Spain, S.L.	Indirect	Spain
Federal-Mogul Friedberg GmbH	Indirect	Germany
Federal-Mogul Garennes SAS	Indirect	France
Federal-Mogul Germany Investments Holding GmbH	Indirect	Germany
Federal-Mogul Global Aftermarket EMEA B.V.B.A.	Indirect	Belgium
Federal-Mogul Global Growth Limited	Indirect	United Kingdom
Federal-Mogul GmbH	Indirect	Switzerland
Federal-Mogul Goetze (India) Limited	Indirect	India
Federal-Mogul Gorzyce Sp. z o.o.	Indirect	Poland
Federal-Mogul Holding Deutschland GmbH	Indirect	Germany
Federal-Mogul Holding Sweden AB	Direct	Sweden
Federal-Mogul Holdings, Ltd.	Indirect	Mauritius
Federal-Mogul Iberica, S.L.	Indirect	Spain
Federal-Mogul Ignition GmbH	Indirect	Germany
Federal-Mogul Ignition LLC	Indirect	Delaware
Federal-Mogul Ignition Products India Limited	Indirect	India
Federal-Mogul Ignition Products SAS	Indirect	France
Federal-Mogul Industria de Autopecas Ltda.	Indirect	Brazil
Federal-Mogul Investment Ltd.	Indirect	British Virgin Islands
Federal-Mogul Investments B.V.	Indirect	Netherlands
Federal-Mogul Italy S.r.l.	Indirect	Italy
Federal-Mogul Izmit Piston ve Pim Uretim Tesisleri A.S.	Indirect	Turkey
Federal-Mogul Japan K.K.	Indirect	Japan
Federal-Mogul Juarez S. de R.L. de C.V.	Indirect	Mexico
Federal-Mogul Lighting, S. de R.L. de C.V.	Indirect	Mexico
Federal-Mogul Limited	Indirect	United Kingdom
Federal-Mogul Luxembourg S.a.r.l.	Indirect	Luxembourg
Federal-Mogul Motorparts (India) Limited	Indirect	India
Federal-Mogul Motorparts (Netherlands) B.V.	Direct	Netherlands
Federal-Mogul Motorparts (Pinghu) Trading Limited	Indirect	China
Federal-Mogul Motorparts (Qingdao) Co., Ltd.	Indirect	China

Company Name	Ownership Type(a)	Primary Jurisdiction
Federal-Mogul Motorparts (Singapore) Pte. Ltd.	Indirect	Singapore
Federal-Mogul Motorparts (Thailand) Limited	Indirect	Thailand
Federal-Mogul Motorparts (Zhejiang) Co., Ltd.	Indirect	China
Federal-Mogul Motorparts Colombia S.A.S.	Indirect	Columbia
Federal-Mogul Motorparts Holding B.V.	Indirect	Netherlands
Federal-Mogul Motorparts Holding GmbH	Direct/Indirect	Germany
Federal-Mogul Motorparts LLC	Direct	Delaware
Federal-Mogul Motorparts Management (Shanghai) Co., Ltd.	Indirect	China
Federal-Mogul Motorparts Minority Holding B.V.	Indirect	Netherlands
Federal-Mogul Motorparts Philippines, Inc.	Indirect	Philippines
Federal-Mogul Motorparts Poland Sp.z.o.o.	Indirect	Poland
Federal-Mogul Motorparts Pty Ltd	Indirect	Australia
Federal-Mogul Motorparts Services SRL	Indirect	Romania
Federal-Mogul MP US LLC	Indirect	Delaware
Federal-Mogul Naberezhnye Chelny	Indirect	Russia
Federal-Mogul Nürnberg GmbH	Indirect	Germany
Federal-Mogul of South Africa (Proprietary) Limited	Indirect	South Africa
Federal-Mogul Operations France S.A.S.	Indirect	France
Federal-Mogul Piston Rings, LLC	Indirect	United States
Federal-Mogul Plasticos Puntanos, S.A.	Indirect	Argentina
Federal-Mogul Powertrain (Netherlands) B.V.	Direct	Netherlands
Federal-Mogul Powertrain Eastern Europe B.V.	Indirect	Netherlands
Federal-Mogul Powertrain IP LLC	Indirect	Delaware
Federal-Mogul Powertrain Italy S.R.L	Indirect	Italy
Federal-Mogul Powertrain LLC	Direct	Michigan
Federal-Mogul Powertrain Mexico Distribucion S. de R.L. de C.V.	Indirect	Mexico
Federal-Mogul Powertrain Philippines Inc.	Indirect	Philippines
Federal-Mogul Powertrain Russia GmbH	Indirect	Germany
Federal-Mogul Powertrain Solutions India Private Limited	Indirect	India
Federal-Mogul Powertrain Systems S A (Proprietary) Limited	Indirect	South Africa
Federal-Mogul Powertrain Vostok OOO	Indirect	Russia
Federal-Mogul Products US LLC	Indirect	Delaware
Federal-Mogul Pty Ltd	Indirect	Australia
Federal-Mogul R&L Friedberg Casting GmbH & Co. KG	Indirect	Germany
Federal-Mogul Risk Advisory Services LLC	Indirect	Delaware
Federal-Mogul S. de R.L. de C.V.	Indirect	Mexico
Federal-Mogul Sealing System (Nanchang) Co., Ltd.	Indirect	China
Federal-Mogul Sealing Systems GmbH	Indirect	Germany
Federal-Mogul Sejong Co., Ltd	Indirect	South Korea
Federal-Mogul Sejong Tech Ltd	Indirect	South Korea
Federal-Mogul Serina Co., Ltd.	Indirect	Thailand
Federal-Mogul Sevierville, LLC	Indirect	Tennessee
Federal-Mogul Shanghai Bearing Co., Ltd.	Indirect	China
Federal-Mogul Shanghai Compound Material Co., Ltd.	Indirect	China
Federal-Mogul Singapore Investments Pte. Ltd.	Indirect	Singapore

Company Name	Ownership Type(a)	Primary Jurisdiction
Federal-Mogul Sistemas Automotivos Ltda.	Indirect	Brazil
Federal-Mogul Sorocaba-Holding Ltda	Indirect	Brazil
Federal-Mogul SP Mexico, S. de R.L. de C.V.	Indirect	Mexico
Federal-Mogul Systems Protection Hungary Kft.	Indirect	Hungary
Federal-Mogul Systems Protection Morocco SARL AU	Indirect	Morocco
Federal-Mogul Technology Limited	Indirect	United Kingdom
Federal-Mogul TP Europe GmbH & Co KG	Indirect	Germany
Federal-Mogul TP Liner Europe Otomotiv Ltd. Şti	Indirect	Turkey
Federal-Mogul TP Liners, Inc.	Indirect	Michigan
Federal-Mogul TP Piston Rings GmbH	Indirect	Germany
Federal-Mogul TPR (India) Limited	Indirect	India
Federal-Mogul Transaction LLC	Indirect	Delaware
Federal-Mogul UK Investments Limited	Indirect	United Kingdom
Federal-Mogul UK Powertrain Limited	Direct	United Kingdom
Federal-Mogul Valve Train International LLC	Indirect	Delaware
Federal-Mogul Valve Train S. de R.L. de C.V.	Indirect	Mexico
Federal-Mogul Valvetrain GmbH	Indirect	Germany
Federal-Mogul Valvetrain La Source SAS	Indirect	France
Federal-Mogul Valvetrain Limited	Direct	United Kingdom
Federal-Mogul Valvetrain s.r.o.	Indirect	Czech Republic
Federal-Mogul Valvetrain Schirmeck SAS	Indirect	France
Federal-Mogul VCS Holding B.V.	Indirect	Netherlands
Federal-Mogul VCS, LLC	Indirect	Russia
Federal-Mogul Vermogensverwaltungs GmbH	Indirect	Germany
Federal-Mogul Verwaltungs-und Beteiligungs-GmbH	Indirect	Germany
Federal-Mogul Wiesbaden GmbH	Indirect	Germany
Federal-Mogul World Trade (Asia) Limited	Indirect	Hong Kong
Federal-Mogul World Wide LLC	Indirect	Michigan
Federal-Mogul Yura (Qingdao) Ignition Co., Ltd.	Indirect	China
Federal-Mogul Zhengsheng (Changsha) Piston Ring Co., Ltd.	Indirect	China
Felt Products MFG. CO. LLC	Indirect	Delaware
Ferodo America, LLC	Indirect	Delaware
Ferodo Limited f/k/a G.B. Tools & Components Exports Limited	Indirect	United Kingdom
F-M Holding Daros AB	Indirect	Sweden
F-M Holding Goteborg AB	Indirect	Sweden
F-M Holding Mexico, S.A. de C.V.	Direct/Indirect	Mexico
FM International, LLC	Indirect	Delaware
F-M Motorparts Limited	Indirect	United Kingdom
F-M Motorparts TSC LLC	Indirect	Delaware
FM Participacoes e Investimentos LTDA	Indirect	Brazil
FM PBW Bearings Private Limited	Indirect	India
F-M Trademarks Limited	Indirect	United Kingdom
F-M TSC Real Estate Holdings LLC	Indirect	Delaware

Company Name	Ownership Type(a)	Primary Jurisdiction
Fonciere de Liberation	Indirect	France
Forjas y Maquinas, S. de R.L. de C.V.	Indirect	Mexico
Frenos Hidraulicos Automotrices, S.A. de C.V.	Indirect	Mexico
Fric-Rot S.A.I.C.	Indirect	Argentina
Gasket Holdings, LLC	Indirect	Delaware
Goetze Wohnungsbau GmbH	Indirect	Germany
Jurid do Brasil Sistemas Automotivos Ltda.	Indirect	Brazil
KB Autosys (Zhangjiagang) Co., Ltd.	Indirect	China
KB Autosys America, Inc.	Indirect	Michigan
KB Autosys Co., Ltd.	Indirect	South Korea
KB Autosys India Private Ltd.	Indirect	India
Kinetic Pty. Ltd.	Indirect	Australia
Leeds Piston Ring & Engineering Co. Limited	Indirect	United Kingdom
Maco Inversiones S.A.	Indirect	Argentina
McCord Payen de Mexico S. de R.L. de C.V.	Indirect	Mexico
McPherson Strut Company LLC	Indirect	Delaware
Monroe Amortisor Imalat Ve Ticaret Anonim Sirketi	Indirect	Turkey
Monroe Australia Pty. Limited	Indirect	Australia
Monroe Czechia s.r.o.	Indirect	Czech Republic
Monroe Holding, S. de R.L. de C.V.	Indirect	Mexico
Monroe Manufacturing (Proprietary) Ltd.	Indirect	South Africa
Monroe Mexico, S. de R.L. de C.V.	Indirect	Mexico
Monroe Packaging BVBA	Indirect	Belgium
Monroe Ride Performance Sweden AB	Indirect	Sweden
Monroe Springs (Australia) Pty. Ltd.	Indirect	Australia
Montagewerk Abgastechnik Emden GmbH	Indirect	Germany
Motocare India Private Limited	Indirect	India
Muzzy-Lyon Auto Parts LLC	Indirect	Delaware
Ohlins USA, Inc.	Direct	North Carolina
Ohlins Asia Co. Ltd.	Indirect	Thailand
Ohlins Intressenter AB	Indirect	Sweden
Ohlins Japan AB	Indirect	Japan
Ohlins Racing AB	Indirect	Sweden
Payen International Limited	Indirect	United Kingdom
Piston Rings (UK) Limited	Indirect	United Kingdom
Precision Modular Assembly Corp.	Indirect	Delaware
Productos de Frenos Automotrices de Calidad S.A. de C.V.	Indirect	Mexico
Proveedora Walker S. de R.L. de C.V.	Indirect	Mexico
Pullman Standard Inc.	Indirect	Delaware
Qingdao Tenneco FAWSN Automobile Parts Co., Ltd.	Indirect	China
Raimsa, S. de R.L. de C.V.	Indirect	Mexico
Ride Performance Canada Ltd.	Indirect	Canada

Company Name	Ownership Type(a)	Primary Jurisdiction
Ride Performance Mexico Holding LLC	Indirect	Delaware
Saxid SAS	Indirect	France
SAXID Limited	Indirect	United Kingdom
Servicio de Componentes Automotrices, S. de R.L. de C.V.	Indirect	Mexico
Servicios Administrativos Industriales, S. de R.L. de C.V.	Indirect	Mexico
Shanghai Tenneco Automotive Parts Co., Ltd.	Indirect	China
Shanghai DRiV Automotive Industry Co., Ltd.	Indirect	China
Shanghai Tenneco Exhaust System Co., Ltd.	Indirect	China
Sintration Limited	Indirect	United Kingdom
Speyside Real Estate, LLC	Indirect	United States
T&N Industries, LLC	Indirect	Michigan
TA (Australia) Group Pty. Ltd.	Indirect	Australia
Taiwan Federal-Mogul Motorparts Co., Limited	Indirect	Taiwan
TecCom GmbH	Indirect	Germany
Tenneco (Beijing) Exhaust System Co., Ltd.	Indirect	China
Tenneco (Beijing) Ride Control System Co., Ltd.	Indirect	China
Tenneco (Changzhou) Ride Performance Co., Ltd.	Indirect	China
Tenneco (China) Co., Ltd.	Indirect	China
Tenneco (Dalian) Exhaust System Co. Ltd.	Indirect	China
Tenneco (Guangzhou) Co., Ltd.	Indirect	China
Tenneco (Jingzhou) Ride Performance Col, Ltd.	Indirect	China
Tenneco (Mauritius) Limited	Indirect	Mauritius
Tenneco (MSCan) Operations Inc.	Indirect	Canada
Tenneco (MUSA)	Indirect	California
Tenneco (Shanghai) Ride Performance Co., Ltd.	Indirect	China
Tenneco (Suzhou) Co., Ltd.	Indirect	China
Tenneco (Suzhou) Emission System Co., Ltd.	Indirect	China
Tenneco (Suzhou) Ride Control Co., Ltd.	Indirect	China
Tenneco (TM Asia) Ltd.	Indirect	Taiwan
Tenneco (TM Belgium) BVBA	Indirect	Belgium
Tenneco Asheville Inc.	Indirect	Delaware
Tenneco Asia Inc.	Indirect	Delaware
Tenneco Automotive Nederland B.V.	Indirect	Netherlands
Tenneco Automotive (Thailand) Limited	Indirect	Thailand
Tenneco Automotive Brasil Ltda.	Indirect	Brazil
Tenneco Automotive Deutschland GmbH	Indirect	Germany
Tenneco Automotive Eastern Europe Sp. z.o.o.	Indirect	Poland
Tenneco Automotive Europe BV	Indirect	Belgium
Tenneco Automotive Europe Coordination Center BVBA	Indirect	Belgium
Tenneco Automotive Foreign Sales Corporation Limited	Indirect	Jamaica

Company Name	Ownership Type(a)	Primary Jurisdiction
Tenneco Automotive France S.A.S.	Indirect	France
Tenneco Automotive Holdings South Africa Pty. Limited	Indirect	South Africa
Tenneco Automotive Iberica S.A.	Indirect	Spain
Tenneco Automotive Inc. (Nevada)	Direct	Nevada
Tenneco Automotive India Private Limited	Indirect	India
Tenneco Automotive Italia S.r.l.	Indirect	Italy
Tenneco Automotive Operating Company Inc.	Direct	Delaware
Tenneco Automotive Polska Sp. z.o.o.	Indirect	Poland
Tenneco Automotive Port Elizabeth (Proprietary) Limited	Indirect	South Africa
Tenneco Automotive Portugal – Componentes Para Automovel, Unipessoal, LDA.	Indirect	Portugal
Tenneco Automotive RSA Company	Indirect	Delaware
Tenneco Automotive Second RSA Company	Indirect	Delaware
Tenneco Automotive Servicios Mexico, S. de R.L. de C.V.	Indirect	Mexico
Tenneco Automotive Trading Company	Indirect	Delaware
Tenneco Automotive UK Limited	Indirect	United Kingdom
Tenneco Automotive Volga LLC	Indirect	Russia
Tenneco Automotive Walker Inc.	Indirect	Delaware
Tenneco Brake, Inc.	Indirect	Delaware
Tenneco CA Czech Republic s.r.o.	Indirect	Czech Republic
Tenneco CA Mexico, S. de R.L. de C.V.	Indirect	Mexico
Tenneco Canada Inc.	Indirect	Canada
Tenneco Clean Air Argentina S.A.I.C.	Direct/Indirect	Argentina
Tenneco Clean Air India Private Limited	Indirect	India
Tenneco Clean Air Luxembourg Holding S.a.r.l.	Indirect	Luxembourg
Tenneco Clean Air Spain, S.L.U.	Indirect	Spain
Tenneco Clean Air US Inc.	Indirect	Delaware
Tenneco Controlled Power Germany GmbH	Indirect	Germany
Tenneco Deutschland Holdinggesellschaft mbH	Indirect	Germany
Tenneco Eastern European Holdings S.a.r.l.	Indirect	Luxembourg
Tenneco Emission Control (Pty) Ltd	Indirect	South Africa
Tenneco Etain Societe Par Actions Simplifiee	Indirect	France
Tenneco Europe Limited	Indirect	Delaware
Tenneco FAWSN (Changchun) Automobile Parts Co., Ltd.	Indirect	China
Tenneco FAWSN (Foshan) Automobile Parts Co., Ltd.	Indirect	China
Tenneco FAWSN (Tianjin) Automobile Parts Co., Ltd.	Indirect	China
Tenneco Fusheng (Chengdu) Automobile Parts Co., Ltd.	Indirect	China
Tenneco Global Holdings Inc.	Indirect	Delaware
Tenneco GmbH	Direct/Indirect	Germany
Tenneco Holdings Danmark ApS	Indirect	Denmark
Tenneco Hong Kong Holdings Limited	Indirect	Hong Kong
Tenneco Hungary Korlatolt Felelossegu Tarsasag	Indirect	Hungary

Company Name	Ownership Type(a)	Primary Jurisdiction
Tenneco Indústria de Autopeças Ltda.	Indirect	Brazil
Tenneco Innovacion S.L.	Indirect	Spain
Tenneco International Holding Corp.	Indirect	Delaware
Tenneco International Luxembourg S.a.r.l.	Indirect	Luxembourg
Tenneco International Manufacturing S.a.r.l.	Indirect	Luxembourg
Tenneco Japan Ltd.	Indirect	Japan
Tenneco Korea Limited	Indirect	South Korea
Tenneco Lingchuan (Chongqing) Exhaust System Co., Ltd.	Indirect	China
Tenneco Management (Europe) Limited	Indirect	United Kingdom
Tenneco Mauritius China Holdings Ltd.	Indirect	Mauritius
Tenneco Mauritius Holdings Limited	Indirect	Mauritius
Tenneco Mexico, S. de R.L. de C.V.	Indirect	Mexico
Tenneco Mexico Holding S.a.r.l.	Indirect	Luxembourg
Tenneco Ride Control South Africa (Pty) Ltd.	Indirect	South Africa
Tenneco Ride Performance US 4 LLC	Indirect	Delaware
Tenneco Ride Performance US 5 LLC	Indirect	Delaware
Tenneco Silesia spolka z ograniczona odpowiedzialnoscia	Indirect	Poland
Tenneco Sverige AB	Indirect	Sweden
Tenneco Walker (Beijing) Automotive Parts Co., Ltd.	Indirect	China
Tenneco Walker (Tianjin) Exhaust System Co., Ltd.	Indirect	China
Tenneco Zwickau GmbH	Indirect	Germany
Tenneco-Eberspaecher (Dalian) Exhaust System Co., Ltd.	Indirect	China
Tenneco-Walker (U.K.) Limited	Indirect	United Kingdom
The Pullman Company	Indirect	Delaware
The Tenneco Automotive (UK) Pension Scheme Trustee Limited	Indirect	United Kingdom
Thompson and Stammers (Dunmow) Number 6 Limited	Indirect	United Kingdom
Thompson and Stammers (Dunmow) Number 7 Limited	Indirect	United Kingdom
TMC Texas Inc.	Indirect	Delaware
TPR Federal-Mogul Tennessee, Inc.	Indirect	Delaware
United Piston Ring, Inc.	Indirect	Delaware
VTD Vakuumtechnik Dresden GmbH	Indirect	Germany
Walker Australia Pty. Limited	Indirect	Australia
Walker Danmark ApS	Indirect	Denmark
Walker Electronic Silencing, Inc.	Indirect	Delaware
Walker Europe, Inc.	Indirect	Delaware
Walker Exhaust (Thailand) Company Limited	Indirect	Thailand
Walker Gillet (Europe) GmbH	Indirect	Germany
Walker Limited	Indirect	United Kingdom
Walker Manufacturing Company	Indirect	Delaware
Wellworthy Limited	Indirect	United Kingdom
Wimetal Societe Par Actions Simplifiee	Indirect	France
Wuhan Tenneco Exhaust System Co., Ltd.	Indirect	China
Yura Federal Mogul Sejong Ignition Limited Liability Company	Indirect	South Korea

(a)
Ownership type indicates whether each subsidiary or affiliate is directly owned by Tenneco Inc., indirectly owned by a subsidiary of Tenneco Inc. (in each case, such subsidiary or affiliate may be partially or wholly owned), or a combination thereof.